UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2006

VERTEX PHARMACEUTICALS INCORPORATED

(Exact name of registrant as specified in its charter)

MASSACHUSETTS	000-19319	04-3039129
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

130 Waverly Street
Cambridge, Massachusetts  02139
(Address of principal executive offices) (Zip Code)

(617) 444-6100
Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On May 23, 2006, Vertex Pharmaceuticals Incorporated issued a press release that announced the initiation of the first of two major Phase II studies of VX-950 in treatment-naïve patients. A copy of that press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B-2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(c)  Exhibits

Exhibit	Description of Document
99.1	Press Release of Vertex Pharmaceuticals Incorporated, dated May 23, 2006, titled “Vertex Pharmaceuticals Initiates the First of Two Major Phase II Studies of VX-950 in Treatment-Naïve HCV Patients.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERTEX PHARMACEUTICALS INCORPORATED
(Registrant)

Date: May 23, 2006	/s/ Kenneth S. Boger
Kenneth S. Boger
Senior Vice President and General Counsel